                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c)
      or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMERCIAL FEDERAL CORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which
         transaction applies:
________________________________________________________________

     2.  Aggregate number of securities to which transaction
         applies:
________________________________________________________________

     3.  Per unit price or other underlying value of
         transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is
         calculated and state how it was determined):
________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.  Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

      [COMMERCIAL FEDERAL CORPORATION LETTERHEAD]



                   October __, 1999

                    ANNUAL MEETING
                   NOVEMBER 16, 1999




Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Commercial Federal Corporation (the "Corporation") to be held on Tuesday, November 16, 1999, at 10:00 a.m. at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska. Your Board of Directors and Management look forward to greeting personally those stockholders able to attend.

     At this meeting, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders will be asked to consider and act upon the election of four directors for three-year terms (the Board having nominated Robert F. Krohn, Robert S. Milligan, Michael P. Glinsky and Sharon G. Marvin). During the meeting, we will also report on the operations of the Corporation and its principal subsidiary, Commercial Federal Bank, a Federal Savings Bank. Directors and officers of the Corporation will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed proxy as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of your Board of Directors, thank you for your continued support.


                         Sincerely,



William A. Fitzgerald               James A. Laphen
Chairman of the Board and           President and
Chief Executive Officer             Chief Operating Officer

_________________________________________________________________
            COMMERCIAL FEDERAL CORPORATION
                2120 SOUTH 72ND STREET
                OMAHA, NEBRASKA  68124
                    (402) 554-9200
_________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON NOVEMBER 16, 1999
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Commercial Federal Corporation (the "Corporation") will be held at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska, on Tuesday, November 16, 1999, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1. The election of four directors each for a three-year term; and

     2. Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing matters at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Meeting may be adjourned or postponed. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on October 13, 1999, as the record date for determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to sign and date the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed postage-paid envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                    BY ORDER OF THE BOARD OF DIRECTORS




                    GARY L. MATTER
                    SECRETARY

Omaha, Nebraska
October __, 1999

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR ENCLOSED [BLUE] PROXY CARD. STOCKHOLDERS WITH QUESTIONS OR REQUIRING ASSISTANCE MAY CALL D. F. KING & CO., INC., WHICH IS ASSISTING YOUR CORPORATION, TOLL-FREE AT (____) ___-____.

_________________________________________________________________
                    PROXY STATEMENT
                          OF
            COMMERCIAL FEDERAL CORPORATION
                2120 SOUTH 72ND STREET
                OMAHA, NEBRASKA  68124
                    (402) 554-9200

            ANNUAL MEETING OF STOCKHOLDERS
                   NOVEMBER 16, 1999
_________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement and the enclosed [Blue] Proxy Card are furnished in connection with the solicitation of proxies by the Board of Directors of Commercial Federal Corporation (the "Corporation"), to be used at the Annual Meeting of Stockholders of the Corporation and at any adjournments or postponements thereof (the "Meeting") which will be held at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska, on Tuesday, November 16, 1999, at 10:00 a.m. The accompanying Notice of Annual Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about October __, 1999.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     The close of business on October 13, 1999, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At that date, the Corporation had outstanding __________ shares of common stock, par value $.01 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share for the election of directors, subject to the right to cumulate votes as described below, and upon all matters on which stockholders are entitled to vote.

     Proxies solicited by the Board of Directors of the Corporation which are properly executed and returned to the Corporation will be voted at the Meeting, and any adjournments or postponements thereof, in accordance with the directions given thereon. Executed proxies on which no directions are indicated will be voted FOR the election of the Corporation's nominees named herein. If any other matters are properly brought before the Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined by a majority of the Board. Other than the election of directors, the Board of Directors is not currently aware of any other matters to be brought before the Meeting.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum thereat. If a quorum is not present or represented by proxy, the stockholders entitled to vote, present or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. Assuming a quorum is present, under Nebraska law directors shall be elected by a plurality of votes cast by stockholders at the Meeting (abstention and broker non-votes not being considered in determining the outcome of the election).

     Pursuant to the Bylaws of the Corporation and Nebraska law, every stockholder entitled to vote for the election of directors has the right to vote the number of shares owned thereby for as many persons as there are directors to be elected, or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected and to cast such votes for one director or distribute them among any number of candidates. Unless otherwise indicated by the stockholder, a vote FOR the Board of Directors' nominees on the accompanying [Blue] Proxy Card will give the proxies named therein discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate such votes in favor of one or more of the Board's nominees, as the proxies may determine. Additionally, executed proxies will confer discretionary authority on the proxies named therein to vote with respect to the election of any person recommended by the Board of Directors as a director where the nominee is unable to serve or for good cause will not serve (an event not now anticipated).

     Execution of a [Blue] Proxy Card will not affect your right to attend the Meeting and to vote in person. A stockholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Corporation at the address provided above, (ii) filing a duly executed proxy bearing a later date, or (iii) attending and voting in person at the Meeting. Attendance at the Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.


________________________________________________________________
                 COUNTER SOLICITATION
________________________________________________________________

     On September 9, 1999, Franklin Mutual Advisers, LLC ("Franklin"), located at 51 John F. Kennedy Parkway, Short Hills, New Jersey, delivered notice to the Corporation of its nomination of two individuals for election as directors at the upcoming Meeting. Franklin's nominees are J. Thomas Burcham and George R. Zoffinger. Franklin also provided the name of Matthew P. Wagner as an alternate in the event either of its two nominees were unable to serve. Franklin has subsequently filed proxy materials with the Securities and Exchange Commission relating to its nominees and has indicated that it intends to solicit proxies from stockholders of the Corporation in favor of the election of its nominees. The Corporation has notified Franklin that it believes that neither Mr. Burcham nor Mr. Wagner are eligible for election as directors as they do not meet applicable requirements under the Corporation's Bylaws and applicable federal law. If one or more of such nominees do not meet such requirements, they would not be eligible to serve as directors.

________________________________________________________________
                PRINCIPAL STOCKHOLDERS
________________________________________________________________

     Persons and groups owning in excess of 5.0% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as
amended (the "Exchange Act").   Based upon such reports, and
certain other available information, the following table sets forth, as of October 13, 1999, certain information as to the Common Stock beneficially owned by each stockholder owning in excess of 5.0% of the Corporation's outstanding shares of common stock and each of the executive officers listed in the Summary Compensation Table on page 11 and by all executive officers and directors of the Corporation as a group.

                                         AMOUNT AND        PERCENT OF
                                         NATURE OF         SHARES OF
                                         BENEFICIAL       COMMON STOCK
BENEFICIAL OWNER                         OWNERSHIP (1)    OUTSTANDING
----------------                         -------------    -----------
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, New Jersey 07078             5,490,290          ____%

William A. Fitzgerald                     _________ (2)      ____%
James A. Laphen                           _________ (2)      ____%
Russell G. Olson                          _________ (2)      ____%
Gary L. Matter                            _________ (2)      ____%
Joy J. Narzisi                            _________ (2)      ____%


All Executive Officers  and Directors
   as a Group (__ persons)                _________ (2)      ____%

_____________
(1) As to ownership of shares by executive officers and directors, includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder, or by spouses or as a custodian or trustee for minor children, over which shares the named individual or all executive officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2) Includes ______, _______, ______, ______, ______ and _______ shares, respectively, which Messrs. Fitzgerald, Laphen, Olson, Matter and Ms. Narzisi and all executive officers and directors as a group have the right to purchase pursuant to the exercise of stock options, as well as stock held in retirement accounts or funds for the benefit of the named individuals or group.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Corporation's Board of Directors is composed of ten members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually.
Four directors will be elected at the Meeting to serve three-year terms, or until their respective successors have been elected and qualified. The Corporation's Board of Directors has nominated Robert F. Krohn, Robert S. Milligan, Michael P. Glinsky and Sharon G. Marvin for these seats, all of whom are
currently members of the Board.   If any nominee is unable to
serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any of the Corporation's nominees might be unavailable to serve.

    The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board's nominees and intends to cumulate votes so as to maximize the number of such nominees elected to serve as directors of the Corporation.

    The following table sets forth the names of the Board's nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he or she became a director, the expiration of his or her term as a director, and the number and percentage of shares of Common Stock beneficially owned at October 13, 1999. At present, each director of the Corporation is also a member of the Board of Directors of the Corporation's wholly owned subsidiary, Commercial Federal Bank, a Federal Savings Bank (the "Bank"). The Board of Directors of the Bank is elected by the Corporation as the sole stockholder of the Bank. The selection of nominees for the election of directors of the Bank is within the discretion of the Board of Directors and director nominees for the Bank are selected by a majority vote of the Board of Directors.

                                                             SHARES OF
                                                           COMMON STOCK
                                     YEAR FIRST             BENEFICIALLY
                        AGE AT       ELECTED OR   CURRENT    OWNED AT
                      OCTOBER 13,    APPOINTED     TERM     OCTOBER 13,   PERCENT
     NAME                1999       AS DIRECTOR  TO EXPIRE   1999 (1)     OF CLASS
     ----             -----------   -----------  --------- ------------   --------

                       BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002
Robert F. Krohn          66          1984          1999       _______ (2)   ____%
Robert S. Milligan       54          1987          1999       _______ (2)   ____%
Michael P. Glinsky       54          1997          1999       _______ (3)   ____%
Sharon G. Marvin         62          1984 (4)      1999       _______       ____%

                          DIRECTORS CONTINUING IN OFFICE

Talton K. Anderson       62          1991          2000       _______ (2)   ____%
Carl G. Mammel           66          1991          2000       _______ (2)   ____%
James P. O'Donnell       51          1991          2000       _______ (2)   ____%
William A. Fitzgerald    61          1984          2001       _______ (5)   ____%
Robert D. Taylor         52          1996          2001       _______ (2)   ____%
Aldo J. Tesi             48          1996          2001       _______ (2)   ____%

____________
(1) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder or by a spouse, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated. Also includes shares held in retirement accounts or funds for the benefit of the named individuals.
(2) Includes _______ shares which may be purchased pursuant to the exercise of stock options.
(3) Includes _____ shares which may be purchased pursuant to the exercise of stock options.

                              4

(4) Ms. Marvin has served on the Board of Directors of the Bank from 1980 to the present. She also served as the Corporation's Board from 1984 to 1995 and was appointed in 1999 to fill the vacancy arising from the resignation of W.A. Krause.
(5) Includes ________ shares which may be purchased pursuant to the exercise of stock options.

    The principal occupation of each director of the Corporation for the last five years is set forth below.

    ROBERT F. KROHN - Chairman and Chief Executive Officer of PSI Group, Inc., a national mail presort company. Mr. Krohn is the former President and Chief Executive Officer of HDR, Inc., an international architecture, planning and engineering firm. Mr. Krohn served as Chairman of the Board of the Corporation and the Bank from 1990 through 1994.

    ROBERT S. MILLIGAN - Chairman of the Board and Chief Executive Officer of MI Industries, a meat protein processing company headquartered in Lincoln, Nebraska, which produces products for pharmaceutical, biological, research, and pet markets throughout the world.

    MICHAEL P. GLINSKY - Retired Executive Vice President and Chief Financial Officer of U.S. WEST, Inc., an international telecommunications, entertainment and directory and information services company, a position he held from 1996 to 1998. Mr. Glinsky served as managing partner of the Denver office of Coopers & Lybrand LLP from 1990 to 1996 and had served in various other capacities with that firm since 1967.

    SHARON G. MARVIN - Yearly multi-million dollar top salesperson for NP Dodge Real Estate Company in Omaha, Nebraska. Ms. Marvin is a board member of numerous organizations, including Omaha Board of Realtors (Education Marketing Committee), United Way of America Board (Audit Committee), Nebraska Arts Council (Nebraska Strategic Planning), Arthritis Board Chairman-Nebraska, Omaha Community Foundation, University of Nebraska Foundation-Development, Joslyn Art Museum-Board of Governors and the Salvation Army Board.

    TALTON K. ANDERSON - Owner and President of four automobile dealerships in Omaha, Nebraska, as well as one in Lincoln, Nebraska. Mr. Anderson is also the President of a Nebraska-based automobile leasing company and a reinsurance company.

    CARL G. MAMMEL - Chairman of the Board of Mammel & Associates and member of the board of Silverstone Group, a consulting firm providing services in employee benefits, human resource consulting and risk management solutions. Mr. Mammel is also a member of the board of M Financial Corporation, a network of financial service firms throughout the United States.

    JAMES P. O'DONNELL - Executive Vice President, Chief
Financial Officer and Corporate Secretary of ConAgra, Inc., an
Omaha, Nebraska-based international diversified food company.

    WILLIAM A. FITZGERALD - Chairman of the Board and Chief
Executive Officer of the Corporation and the Bank.

    ROBERT D. TAYLOR - President and Chief Executive Officer of Executive Aircraft Corporation, Wichita, Kansas, which sells, maintains and refurbishes corporate jet aircraft. Since October 1995, Mr. Taylor also owns and is President of Taylor Financial, a consulting and investment firm based in Wichita, Kansas. From December, 1990, to October 1995, Mr. Taylor served as Chairman of the Board of Directors and Chief Executive Officer of Railroad Financial Corporation and its wholly owned subsidiary, Railroad Savings Bank, F.S.B. Railroad Financial Corporation was acquired by the Corporation.

    ALDO J. TESI - Retired Group President of First Data Card Enterprise, a leading third-party provider of credit, debit, private label and commercial card processing services. Prior to this position, Mr. Tesi was President of First Data Resources from 1992 to 1997, and served in various other senior level capacities with the firm since 1979.

________________________________________________________________
   MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

    The Board of Directors conducts its business through meetings of the Board and through its committees, which permits the Board to more efficiently discharge its duties. During the fiscal year ended June 30, 1999, the Board of Directors held
eight meetings.   No director attended fewer than 75% of the
total meetings of the Board of Directors and committees on which such directors were members during the periods which such directors served.

    The Corporation's audit committee is currently comprised entirely of non-employee Directors Glinsky, Krohn (Chairman), O'Donnell and Tesi. Michael T. O'Neil, a director of the Bank, also serves as an ex-officio member of the audit committee.
This committee's function is to approve the outside accounting firm for use by the Corporation and Bank and to review regulatory examination reports. This committee conducts its business through the Bank's audit committee and serves as the liaison with the Bank's internal audit department. The audit committee meets quarterly or on an as needed basis. During the fiscal year ended June 30, 1999, the audit committee met six times.

    The Corporation's compensation and stock option committee is currently comprised entirely of non-employee Directors Glinsky, Milligan, O'Donnell (Chairman) and Tesi. This committee is responsible for developing the Corporation's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and Chief Executive Officer of the Corporation and the Bank and the President and Chief Operating Officer of the Corporation and the
Bank). See "Executive Compensation -- Compensation and Stock Option Committee Report on Executive Compensation." The compensation committee met four times during the fiscal year ended June 30, 1999.

    The Corporation's full Board of Directors currently acts as a nominating committee for the annual selection of its nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Corporation's stockholders for nominees nor, subject to the procedural requirements set forth in the Corporation's Articles of Incorporation and Bylaws, are there any formal procedures for this purpose. The Board of Directors held one meeting in its capacity as nominating committee during fiscal year 1999.

    The Corporation's finance committee is currently comprised of Directors Anderson, Fitzgerald, Mammel (Chairman), Milligan and Taylor. Sharon G. Marvin, a director of the Bank, also serves as an ex-officio member. This Committee met four times during the 1999 fiscal year. This committee is responsible for monitoring the Corporation's asset/liability and risk management strategies.

    The Corporation's executive committee is comprised of Directors Anderson, Fitzgerald (Chairman), Krohn and Taylor.
This committee transacts necessary business between Board meetings and met six times during the fiscal year ended June 30, 1999.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE
COMPENSATION

Overview and Objectives

    Composed exclusively of outside directors, Michael P. Glinsky, Robert S. Milligan, James P. O'Donnell (Chairman) and Aldo J. Tesi, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors establishes the Corporation's and the Bank's executive compensation policies. The Committee is responsible for developing the Corporation's and the Bank's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and Chief Executive Officer of the Corporation and the Bank and the President and Chief Operating Officer of the Corporation and the
Bank). The Chief Executive Officer of the Bank, under the direction and pursuant to the policies of the Committee, implements the executive compensation policies for the remainder of the Bank's executive officers. The Corporation established structured compensation guidelines recommended by an outside professional consulting firm in fiscal year 1994. In fiscal year 1999, the Corporation requested an update to ensure its compensation practices were relevant to the growth and changes the Corporation experienced during that year, and were not unusual or unreasonable. The Corporation has had continued significant growth and successfully completed three major acquisitions in fiscal year 1999. In addition, the Corporation has successfully converted computer systems and completed testing of these systems to become Year 2000 ("Y2K") compliant.
 Due to the dedication and commitment employees at all levels have demonstrated during this challenging year and to further align stockholder and employee interests, an award of 50 stock options for full-time employees and 35 stock options for part-time employees was granted for a total grant of 143,615 options. This has been the second consecutive year for an award to all employees.

    The Committee's overall objectives in designing and administering the specific elements of the Corporation's and the Bank's executive compensation program are as follows:

    . to align executive compensation to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Corporation's financial condition;

    . to provide incentives for executive officers to work towards achieving successful annual results as a step in fulfilling the Corporation's long-term operating results and strategic objectives;

    . to link, as closely as possible, executive officers' receipt of incentive awards with the attainment of specified performance objectives;

    . to maintain a competitive mix of total executive compensation with particular emphasis on awards directly related to increases in long-term shareholder value; and

    . to attract, retain and motivate top performing executive officers in a cost effective manner for the long-term success of the Corporation.


    The Board of Directors strongly believes that it is in the best interests of shareholders to encourage ownership of stock by management. Accordingly, the Stock Option Committee established the following guidelines on stock ownership. All members of executive management own at least the minimum number of recommended shares and are within these guidelines. The Committee feels such guidelines will align shareholders' and management's interests and enhance employee performance.

Chief Executive Officer:          5 times annual salary
Chief Operating Officer:          5 times annual salary
Executive Vice Presidents:        3 times annual salary

    In furtherance of the above objectives, the Corporation's executive compensation program for fiscal year 1999 consisted of the following components.

    .    BASE SALARY.  The Committee makes recommendations to
the Board concerning executive compensation on the basis of regional and national surveys of salaries paid to executive officers of other savings and loan holding companies, non-diversified banks, other financial institutions similar to the Corporation in size, market capitalization and other characteristics, and where applicable, other industries. The Committee's objective is to provide base salaries as well as the appropriate mix of total compensation that is reasonably competitive with total compensation paid by the Corporation's peers as identified in such surveys.

    .    Executive Incentive Plan.   The Corporation
maintains an Executive Incentive Plan which provides for annual incentive compensation based on achieving a combination of Corporation and individual performance objectives. Under this plan, the Committee establishes challenging corporate objectives, such as a targeted level of annual net income, at the beginning of the fiscal year. If the Corporation meets such objectives, an amount equal to 4.5% of net income is set aside for payment to executive officers (defined for this purpose as the Bank's Chief Executive and Chief Operating Officers, Executive, Senior, and First Vice Presidents and such other officers as are designated by the Committee for any fiscal year) as short-term and long-term compensation. If the Corporation meets less than a designated percentage (85% for fiscal year
1999) of the performance objectives established for a fiscal year, no funds are made available for awards under this plan for such fiscal year. If the Corporation meets between designated percentages (between 85% and 100% for fiscal year 1999) of the specified objectives, an amount between 2.25% and 4.5% of net income is set aside. During fiscal year 1999, no cash awards to executive officers were granted under the short-term portion of the plan. As it is the Committee's objective to place emphasis on awards directly related to increases in long-term shareholder value, the dollars in the pool were allocated to long-term compensation awards in the form of restricted stock. The excess dollars in the pool were allocated to assist with a key manager cash incentive plan and the balance reverted back to the Corporation. In addition, non-incentive and incentive stock options in the amount of 602,984 shares (1.0% of outstanding shares) were approved for award to executives and key managers upon achievement of satisfactory performance goals.

    Pursuant to a policy adopted in June 1993 and subsequently amended and restated by the Stock Option Committee (the "Stock Option Committee"), whose members are all outside directors, the Stock Option Committee determines, in its discretion, whether, to whom and in what amounts restricted stock and/or incentive/non-incentive stock options will be awarded for any fiscal year. Shares of restricted stock awarded under this policy normally vest over five years, assuming the individual's continued service with the Corporation or the Bank, thus helping to retain, qualified officers. The Stock Option Committee determines the vesting of the stock options awarded under this policy at the time of the award. The policy may be amended or terminated at any time by action of the Committee.

    The Committee believes this plan provides a direct link between the value created for the Corporation's shareholders and the compensation paid to executive officers. As previously mentioned, executive officers are not eligible to receive any short-term compensation under this plan for a given fiscal year unless the Corporation's net income for that year exceeds 85% of a predetermined goal. The distribution of awards under the plan is determined by the relative success of individual executive officers in meeting specified performance objectives. Fulfillment of these objectives promotes both the short-term and the long-term success of the Corporation and is in the best interests of all shareholders.

    During fiscal year 1999, executive officers received restricted stock awards pursuant to the long-term portion of the plan. Additionally, stock options were awarded at the discretion of the Stock Option Committee. The vesting schedules of options vary and are described below.

    1984 AND 1996 STOCK OPTION AND INCENTIVE PLANS. The Corporation maintains the 1984 Stock Option and Incentive Plan, as Amended and Restated, and the 1996 Stock Option and Incentive Plan (collectively, the "Option Plans") as a means of providing key employees the opportunity to acquire a proprietary interest in the Corporation and to align their interests with those of the Corporation's stockholders. Under each plan, participants are eligible to receive stock options, stock appreciation rights ("SARs") or shares of restricted stock. Awards under the Option Plans are subject to vesting and forfeiture as determined by the Committee. Options and SARs are generally granted at the market value of the Common Stock on the date of grant. Thus, such awards acquire value only if the Corporation's stock price increases. Under the 1996 plan, the Stock Option Committee may, at the election of a director or employee selected by the Stock Option Committee, permit such individual to receive stock options in lieu of cash compensation. The exercise price of such stock options will be discounted below the market value of the underlying Common Stock, such that the aggregate discount on the exercise price of the stock options is equal to the compensation foregone by the individual. See "Option Grants Table" and "Directors' Compensation" for fiscal year 1999 awards under the Option Plans.

    Pursuant to the Option Plans, during fiscal year 1999 the Stock Option Committee awarded restricted stock limited to 27.70% of the Chief Executive Officer's and Chief Operating Officer's salaries and 5.94% to 22.16% of the remaining executive officers' salaries for an aggregate of 39,072 shares of restricted stock. Effective May 12, 1999, non-incentive stock options to purchase an aggregate of 186,905 shares were granted to the Chief Executive Officer, the Chief Operating Officer and the Executive Vice Presidents of the Corporation and the Bank, and incentive stock options to purchase an aggregate of 187,530 shares were granted to all executive officers of the Corporation and the Bank. These options vest over a two-year period in varying vesting schedules.

    The Committee believes that the Option Plans align shareholders', officers' and employees' interests and help to retain and motivate executive officers to improve long-term shareholder value.

Compensation of the Chief Executive Officer

    The Committee determines the Chief Executive Officer's compensation on the basis of several factors. In determining Mr. Fitzgerald's base salary for fiscal year 1999, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated thrifts and non-diversified banks both regionally and nationally. Mr. Fitzgerald received only long-term compensation under the Executive Incentive Compensation Program in fiscal year 1999 based on his achievement of objectives established by the Committee in the following areas:

    .    Return on Average Assets
    .    Core Profitability
    .    Leadership Inside and Outside the Corporation
    .    Capital Compliance and Regulatory Guidelines

In order to further align the compensation, rewards and performance measurements with shareholder expectations, the Committee revised the criteria to reflect market measurements generally viewed by analysts that follow the Corporation's peer group. These measurements will be tied to specific objectives established during the Corporation's annual planning meetings and benchmarked to the performance of the Corporation's peer group.

    Mr. Fitzgerald achieved his performance objectives during fiscal year 1999. Pursuant to the policy of the Stock Option Committee effective for fiscal year 1999, Mr. Fitzgerald received 6,712 shares of restricted stock (27.70% of Mr. Fitzgerald's salary) with a value of $155,635. Also, effective May 12, 1999, Mr. Fitzgerald received incentive stock options to purchase 4,133 shares of Common Stock at an exercise price of $24.19 per share, which fully vest two years from the date of the grant. In addition to incentive stock options, Mr. Fitzgerald received non-incentive stock options to purchase 92,344 shares of Common Stock at an exercise price of $24.19 per share, which vest 34.82% on the date of grant, 34.82% on the one year anniversary of the date of grant and 30.36% on the two year anniversary of the date of grant.

    The Committee believes that the Corporation's executive compensation program serves the Corporation and all of its shareholders by providing a direct link between the interests of executive officers and shareholders generally, and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Corporation.


                   COMPENSATION AND STOCK OPTION COMMITTEE
                   Michael P. Glinsky
                   Robert S. Milligan
                   James P. O'Donnell, Chairman
                   Aldo J. Tesi

             SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by (i) the Chief Executive Officer, and (ii) the four highest paid executive officers of the Corporation and the Bank whose salary and bonus earned in fiscal year 1999 exceeded $100,000 for services rendered in all capacities to the Corporation and its subsidiaries.

                                                                    LONG-TERM COMPENSATION
                                                                           AWARDS
                                                                    -----------------------
                                           ANNUAL COMPENSATION(1)   RESTRICTED   SECURITIES
NAME AND PRINCIPAL                         ---------------------      STOCK      UNDERLYING    ALL OTHER
POSITION                         YEAR      SALARY          BONUS    AWARDS(2)    OPTIONS(3)  COMPENSATION(4)
------------------               -----     ------          -----    ---------    ----------  --------------
William A. Fitzgerald      1999    $562,000  $     --  $155,635    96,477    $44,960
  Chairman and Chief       1998     477,000   211,955   256,226   150,000     38,160
  Executive Officer        1997     446,250   203,046   203,046    45,000     35,700
  of the Corporation
  and the Bank

James A. Laphen            1999     412,000        --   114,106    72,358     32,960
  President and Chief      1998     353,000   156,856   164,766    55,000     28,240
  Operating Officer        1997     330,000   150,150   150,150    33,750     26,400
  of the Corporation and
  the Bank

Russell G. Olson           1999     251,132        --    55,905    13,500     10,094
  Executive Vice President 1998      91,872    44,455    44,465     6,000         --
  of the Bank (5)

Gary L. Matter             1999     206,667          --   46,537   13,500     16,534
  Senior Vice President,   1998     177,000      68,951   77,639   25,800     14,160
  Controller and           1997     161,333      60,310   60,310    8,700     12,906
  Secretary of the
  Corporation, Executive
  Vice President, Controller
  and Secretary of the Bank

Joy J. Narzisi             1999     176,667          --   39,883   11,500     14,134
  Senior Vice President    1998     146,500      58,064   64,388   20,100     11,719
  and Treasurer            1997     121,667      48,100   48,100    7,800      9,733
  of the Corporation,
  Executive Vice
  President and Treasurer
  of the Bank

_____________
(1) Does not include certain perquisite and other personal benefits which do not exceed the lesser of $50,000 or 10.0% of the individual's salary and bonus.
(2) Represents awards under the policy of the Stock Option Committee adopted in conjunction with the Corporation's Executive Incentive Plan.  See "Compensation and
    Stock Option Committee Report on Executive Compensation -- Overview and
    Objectives."  Restricted stock granted in fiscal years 1997, 1998 and 1999 vests over a period of five years, at a rate of 20.0% per year, assuming continued
    service with the Corporation.  As of June 30, 1999, the number and value, based on the closing sales price of the Common Stock of $23.1875 at June 30, 1999, of the unvested restricted stock holdings for Messrs. Fitzgerald, Laphen, Olson,
    Matter and Ms. Narzisi, were 21,596 shares (value of $500,757), 15,169 shares
    (value of $351,731), 3,536 shares (value of $81,991) , 6,321 shares (value of
    $146,568) and 5,131 shares (value of $118,975).  Dividends are payable on these shares if and to the extent paid on the Common Stock generally.  Upon a change in control of the Corporation, all restrictions on the restricted stock immediately lapse.
(3) Non-incentive and incentive stock options awarded in fiscal year 1999 to Messrs.
    Fitzgerald, Laphen, Olson, Matter and Ms. Narzisi vest in varying increments over two years.
(4) Includes net contributions to the Bank's 401(k) Plan on behalf of each of the named executive officers to match elective deferral contributions made by each to such plan and amounts paid under the Bank's Supplemental Retirement Plan. Matching contributions under the Bank's 401(k) Plan amounted to $10,000, $10,000, $10,000,
    $11,027 and $11,027 while the employer matching contributions, under the
    Supplemental Retirement Plan benefits, were $34,960, $22,960, $94, $5,507 and
    $3,107 for Messrs. Fitzgerald, Laphen, Olson, Matter, and Ms.
    Narzisi, respectively.
(5) Mr. Olson became an officer of the Corporation on February 13, 1998 in connection with the Corporation's acquisition of Liberty Financial Corporation.  Compensation information for fiscal year 1998 reflects only compensation received subsequent to
    February 13, 1998.

OPTION GRANTS TABLE

    The following table contains information concerning the grant of stock options under the Corporation's Stock Option and Incentive Plan to the Chief Executive Officer and each of the other executive officers named in the preceding Summary Compensation Table during the fiscal year ended June 30, 1999. All such option grants vest over a two year period in varying increments.

                                  INDIVIDUAL GRANTS
                     -----------------------------------------                  POTENTIAL REALIZABLE
                     NUMBER OF       % OF TOTAL                                VALUE AT ASSUMED ANNUAL
                     SECURITIES        OPTIONS                                  RATES OF STOCK PRICE
                     UNDERLYING       GRANTED TO    EXERCISE                APPRECIATION FOR OPTION TERM
                      OPTIONS        EMPLOYEES IN   OR BASE    EXPIRATION  ------------------------------
NAME                  GRANTED        FISCAL YEAR     PRICE        DATE          5%                10%
----                 -----------     ------------   ---------  ----------  ------------      ------------
William A. Fitzgerald   96,477         13.47%         $24.19       5/12/09    $1,467,701      $3,719,442
James A. Laphen         72,358         10.10           24.19       5/12/09     1,100,779       2,789,591
Russell G. Olson        13,500          1.89           24.19       5/12/09       205,375         520,461
Gary L. Matter          13,500          1.89           24.19       5/12/09       205,375         520,461
Joy J. Narzisi          11,500          1.61           24.19       5/12/09       174,949         443,335


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION VALUE

    The following table sets forth information concerning the exercise of options by the Chief Executive Officer and the other named executive officers during the last fiscal year, as well as the value of such options held by such persons at the end of the fiscal year.

                                                          NUMBER OF
                                                          SECURITIES
                                                          UNDERLYING           VALUE OF
                                                         UNEXERCISED         UNEXERCISED
                                                           OPTIONS           IN-THE-MONEY
                                                          AT FISCAL           OPTIONS AT
                                                          YEAR-END         FISCAL YEAR-END
                   SHARES ACQUIRED      VALUE            (EXERCISABLE/      (EXERCISABLE/
NAME                 ON EXERCISE       REALIZED         UNEXERCISABLE)    UNEXERCISABLE)(1)
----               ---------------     --------         --------------    -----------------
William A. Fitzgerald   --              $     --         270,439/79,321     $  461,069/--
James A. Laphen         --                    --         150,432/53,741        338,651/--
Russell G. Olson        --                    --            9,900/9,600             --/--
Gary L. Matter          --                    --          33,218/11,580         15,583/--
Joy J. Narzisi        3,300               68,327           36,512/9,677        146,915/--

___________
(1)     Based on the closing sales price of the Common Stock as reported on the New York
        Stock Exchange on June 30, 1999, which was $23.1875.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

   Set forth below is a discussion of certain employment and change in control agreements entered into between the Corporation and the Bank and those executive officers listed in the Summary Compensation Table on page 11.

   The agreement with William A. Fitzgerald, which became effective in June 1995, provides for Mr. Fitzgerald's employment as Chairman of the Board and Chief Executive Officer of the Corporation and the Bank for a term of three years. Pursuant to the agreement, Mr. Fitzgerald receives an annual salary and bonus determined by agreement with the Board of Directors, but in no event less than the rate of compensation Mr. Fitzgerald received on June 8, 1995. The base compensation following his election as Chairman of the Board of Directors was $385,000. Effective June 1, 1997, the Corporation and the Bank entered into an employment agreement with James A. Laphen, which provides for Mr. Laphen's employment as President and Chief Operating Officer of the Corporation and the Bank for a term of three years. Pursuant to this agreement, Mr. Laphen receives an annual salary and bonus determined by the agreement with the Board of Directors, but in no event less than the rate of compensation Mr. Laphen received on June 1, 1997. Mr. Laphen's base compensation on June 1, 1997 was $330,000. The Boards of Directors of the Corporation and the Bank reviewed the employment agreements and again extended the agreements for an additional one-year period beyond the effective expiration
dates.   Effective February 10, 1999, the Bank entered into a
one-year employment agreement with Russell G. Olson which provides for his employment as Executive Vice President at an annual salary equal to $252,360. The contracts provide for termination for cause or in certain events specified by regulatory authorities. The contracts are also terminable by the Bank without cause wherein Messrs. Fitzgerald, Laphen and Olson would be entitled to receive all compensation and benefits through the effective date of termination, plus a severance payment equal to 36 months of base salary (12 months in the case
of Mr. Olson).   Messrs. Fitzgerald, Laphen or Olson shall be
entitled to the same benefits and severance in the event either becomes disabled while the agreement is in effect. In the event Messrs. Fitzgerald, Laphen or Olson dies while the agreement is in effect, his heirs shall receive a severance payment equal to 12 months of base salary. The agreements provide, among other things, for Messrs. Fitzgerald's, Laphen's and Olson's participation in an equitable manner in all benefits available to executive officers of the Corporation and the Bank, including
(i) short-term and long-term incentive compensation and deferred compensation; (ii) health, disability, life insurance, retirement and vacation benefits; and (iii) any benefits available under perquisite programs.

   The Corporation and the Bank have also entered into change in control agreements with Messrs. Fitzgerald, Laphen, Olson, Matter and Ms. Narzisi. Under these agreements, in the event of the executive's involuntary termination of employment in anticipation of, or after, a change in control of the Corporation or the Bank, other than for "cause," the executive will be paid in equal monthly installments, the base salary and all commissions and bonuses (including short-term and long-term incentive compensation awards and stock options granted under the Corporation's executive incentive plan) in effect at the time of termination for a period of 35.88 months. During this period, the executive shall also continue to participate in any health, disability, life insurance and perquisite plans of any successor corporation in which such executive was entitled to participate with the Corporation prior to the change in control. All benefits and payments under the agreements shall be reduced, if necessary, to the largest aggregate amount that will result in no portion thereof being subject to federal excise tax or being nondeductible to the Corporation and the Bank for federal income tax purposes. Mr. Olson's, Mr. Matter's and Ms. Narzisi's severance shall be reduced by amounts received by the executive as a result of alternative employment obtained during the period in which salary, commissions and bonuses are payable under the change in control agreements. Further, Messrs. Fitzgerald's, Laphen's and Olson's severance payments under their change in control agreements shall be reduced by the amount of severance received under their employment agreements.

   A "change in control" shall be deemed to have occurred under these agreements in each of the following events: (i) at any time a majority of the directors of the Corporation or the Bank are not the persons for whom election proxies have been solicited by the Boards of Directors of the Corporation and the Bank, or persons then serving as directors appointed by such Boards, except where such appointments are necessitated by removal of directors; (ii) at any time 49% or more of the outstanding stock of the Corporation or the Bank is acquired or beneficially owned by any person or entity (excluding the Corporation, the Bank or the executive) or any combination of persons or entities acting in concert; or (iii) at any time the shareholders of the Corporation or the Bank approve an agreement to merge or consolidate the Corporation or the Bank with or into another corporation, or to sell or otherwise dispose of all, or substantially all, of the assets of the Corporation or the Bank. The executive shall also be entitled to receive such payment in the event of a "constructive involuntary termination," which under the terms of the agreements shall be deemed to have occurred if, in anticipation of or following a change in control, (i) the agreement or the executive's employment is terminated, (ii) the executive's compensation is reduced, responsibilities diminished or job title lowered, (iii) the level of the executive's participation in incentive compensation is reduced or eliminated, (iv) the executive's benefit coverage or perquisites are reduced or eliminated, except to the extent such reduction or elimination applies to all other employees, or
(v) the executive's office location is changed to a location more than 50 miles from the location of the executive's office at the time of the change in control.

   Pursuant to the terms of a separate agreement between the Bank and William A. Fitzgerald, in the event of Mr. Fitzgerald's termination of employment with the Bank, Mr. Fitzgerald will be entitled to receive in 120 equal monthly installments an amount equal to three times his highest annual salary received from the Bank during the five-year period ending with the close of the fiscal year in which he attains age 65 (or, in the case of death or disability prior to age 65, the year in which he became disabled or died). In the event of his death before the payment of all installments, all remaining installments shall be paid to his designated beneficiary. In the event of the death of both Mr. Fitzgerald and the designated beneficiary, all remaining unpaid installments shall be paid in one lump sum payment to the estate of the designated beneficiary. Pursuant to the terms of the agreement, the right to receive any and all unpaid installments will be forfeited upon the occurrence of any of the following events (i) without the approval of the Board of Directors, Mr. Fitzgerald has or possesses, directly or indirectly, any interest competing with or inimical to the interests of the Bank within an area within a 300 mile radius of Omaha, Nebraska, or (ii) Mr. Fitzgerald engages in any activity or conduct which, in the opinion of the Board, is inimical to the interests of the Bank.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

   Directors receive $1,000 per month for service on the Board of the Corporation and $1,000 per month plus $750 per meeting attended for service on the Board of the Bank, with the exception of William A. Fitzgerald, who does not receive director's compensation. Board members receiving remuneration are paid their retainer fees one-half in cash and one-half in
Common Stock.   Fees for members of the committees of the
Corporation and the Bank are paid at the rate of $750 per committee meeting attended. The chairman of the Audit Committee, Compensation and Stock Option Committee, and the Finance Committee each receive an additional $2,000 per year. Effective July 1, 1999, the 1996 Stock Option and Incentive Plan was amended to allow Directors to substitute cash compensation and shares of the Corporation's Common Stock for a non-incentive stock option with an exercise price equal to 75% of the market value of the optioned shares. The number of shares would cover the aggregate difference between the exercise price and the market value of the underlying shares equal to the compensation foregone. In no event shall the exercise price of the stock option be less than 50% of the market value of the underlying shares on the date of the grant.

   Pursuant to the 1996 Stock Option and Incentive Plan, effective May 12, 1999, non-incentive stock options to purchase an aggregate of 50,000 shares were granted to the non-employee directors of the Corporation and the Bank.

________________________________________________________________
        TRANSACTIONS WITH MANAGEMENT AND OTHERS
________________________________________________________________

   The Bank offers first and second mortgages, refinance, equity and various consumer loans to its directors, officers and employees. Loans to executive officers and directors are made in the ordinary course of business on substantially the same terms and collateral, including interest rates and loan fees charged, as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

          COMPARATIVE STOCK PERFORMANCE GRAPH

   The graph set forth below compares the cumulative total shareholder return on the Common Stock over the last five years with the cumulative total return on the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States based on total asset size over the same period. Cumulative total return on the stock or the index equals the total increase in value since June 30, 1994, assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on June 30, 1994, in the Common Stock and in the respective indices.

          June 30, 1994 through June 30, 1999

    [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States. Line graph begins at June 30, 1994 and plots the cumulative total return at June 30, 1995, 1996, 1997, 1998 and 1999. Plot points are provided below.]

                                 Cumulative Total Return
                        --------------------------------------------
                        6/94    6/95    6/96    6/97    6/98    6/99
                        ----    ----    ----    ----    ----    ----
  Commercial Federal. . 100     116     165     242      323     239
  Peer Group. . . . . . 100     115     146     238      311     258
  S & P 500 . . . . . . 100     126     159     214      279     342

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 2120 South 72nd Street, Omaha, Nebraska 68124, no later than June 17, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Corporation's principal executive offices at the address given in the preceding paragraph not less than 60 days prior to the date of such meeting.

________________________________________________________________
                 INDEPENDENT AUDITORS
________________________________________________________________

     The Board of Directors presently has renewed the Corporation's arrangements with Deloitte & Touche llp to be its auditors for the 2000 fiscal year. Deloitte & Touche llp were the Corporation's independent auditors for the 1999 fiscal year. Representatives of Deloitte & Touche llp are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they so desire.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's officers, directors and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Corporation received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 1999, all of the Corporation's Insiders complied with these reporting requirements.

________________________________________________________________
               EXPENSES OF SOLICITATION
________________________________________________________________

     The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph, telephone or other electronic means without additional compensation. The Corporation has retained D.F. King & Co., Inc. to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication, for a fee estimated at $______ plus expenses. It is anticipated that approximately ___ persons will be used by D. F. King & Co., Inc. in its solicitation efforts. Total expenditures for the solicitation of proxies (including fees of attorneys, accountants, public relations or financial advisors, solicitors, printing, transportation and other costs incidental to the solicitation but excluding the amount normally expended for a solicitation for an election of directors) are estimated to be $_______, and total cash expenditures to date have been approximately $_____.

________________________________________________________________
                ADDITIONAL INFORMATION
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

     The Corporation's Fiscal Year 1999 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on October 13, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                       FORM 10-K
________________________________________________________________

     A COPY OF THE CORPORATION'S FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, COMMERCIAL FEDERAL CORPORATION, 2120 SOUTH 72ND STREET, OMAHA, NEBRASKA 68124.
________________________________________________________________
________________________________________________________________


                            BY ORDER OF THE BOARD OF DIRECTORS


                            GARY L. MATTER
                            SECRETARY
Omaha, Nebraska
October __, 1999

                      SCHEDULE A

INFORMATION CONCERNING THE DIRECTORS AND CERTAIN EXECUTIVE
OFFICERS

       The following table sets forth the name and the present principal occupation or employment (except with respect to the directors, whose principal occupation is set forth in the Proxy Statement), and the name, principal business and address of any corporation or other organization in which such employment is carried on, of the directors and certain executive officers of the Corporation and/or the Bank who may assist in soliciting proxies from the Corporation's shareholders. Unless otherwise indicated below, the principal business address of each such person is 2120 South 72nd Street, Omaha, Nebraska 68124 and such person is an employee of the Corporation or the Bank. Directors are indicated with an asterisk.

NAME AND PRINCIPAL BUSINESS ADDRESS          PRESENT OFFICE OR OTHER PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------          ----------------------------------------------------------
William A. Fitzgerald*                       Chairman of the Board and Chief Executive Officer

James A. Laphen                              President and Chief Operating Officer and Chief Financial
                                             Officer of the Corporation and the Bank

Russell G. Olson                             Executive Vice President of the Bank

Gary L. Matter                               Senior Vice President, Controller and Secretary of the
                                             Corporation and Executive Vice President, Controller and
                                             Secretary of the Bank

Joy J. Narzisi                               Senior Vice President and Treasurer of the Corporation and
                                             Executive Vice President and Treasurer of the Bank

Larry R. Goddard                             First Vice President of the Bank

Talton K. Anderson*
Baxter Chrysler Plymouth Jaguar
11910 W. Dodge Road
Omaha, NE 68154

Michael P. Glinsky*
3200 Cherry Creek South Drive
Suite 230
Denver, CO 80209

Robert F. Krohn*
PSI Group
10011 "J" Street
Omaha, NE 68127

Carl G. Mammel*
Mammel & Associates
8895 Indian Hills Drive
Suite 375
Omaha, NE 68114

NAME AND PRINCIPAL BUSINESS ADDRESS          PRESENT OFFICE OR OTHER PRINCIPAL OCCUPATION OR EMPLOYMENT
-----------------------------------          ----------------------------------------------------------

Sharon G. Marvin*
NP Dodge Company
13815 Gold Circle
Omaha, NE 68144

Robert S. Milligan*
MI Industries
6200 N. 56th Street
P.O. Box 29345
Lincoln, NE 68529

James P. O'Donnell*
ConAgra, Inc.
One ConAgra Drive
Omaha, NE 68102-5001

Michael T. O'Neil*                           Physician; Director of the Bank
409 The Doctors Building
Omaha, NE 68131

Robert D. Taylor*
Taylor Financial
1313 N. Webb Road - 150
Wichita, KS 67506

Aldo Tesi*
2120 South 72nd Street
Omaha, NE 68124

                      SCHEDULE B

SHARES HELD BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
     AND CERTAIN TRANSACTIONS IN THE SECURITIES OF
COMMERCIAL FEDERAL CORPORATION WITHIN THE PAST TWO YEARS

       The shares of Common Stock held by the Corporation's directors are set forth in the Proxy Statement. The following executive officers of the Corporation and/or the Bank and the sole director of the Bank who does not serve on the Corporation's Board own the following shares:

                                     SHARES OF COMMON STOCK
NAME OF BENEFICIAL OWNER             BENEFICIALLY OWNED (1)
------------------------             -----------------------

James A. Laphen
Russell G. Olson
Gary L. Matter
Joy J. Narzisi
Larry Goddard
Michael T. O'Neil


       The following table sets forth information with respect to all purchases and sales of shares of Common Stock of the Corporation by the directors and certain executive officers of the Corporation and/or the Bank during the past two years.


                                NUMBER OF SHARES
                                PURCHASED (SOLD)       DATE
                                ----------------       ----
William A. Fitzgerald                   254  (1)      9/30/97
                                     27,120  (2)     11/19/97
                                     (2,622) (3)     11/19/97
                                     (9,488) (4)     11/19/97
                                    197,123  (2)     12/04/97
                                    (15,447) (3)     12/04/97
                                    (61,803) (4)     12/04/97
                                     (5,250) (5)     12/16/97
                                     (2,443) (5)     12/17/97
                                        265  (1)     12/31/97
                                       (600) (5)      3/19/98
                                        259  (1)      3/31/98
                                    150,000  (6)      5/13/98
                                      8,102  (7)      6/30/98
                                     11,529  (8)      6/30/98
                                     (3,972) (9)      6/30/98
                                        299  (1)      6/30/98
                                        401  (1)      9/30/98
                                     (6,406) (5)     12/25/98
                                      1,200  (10)    12/25/98
                                        484  (1)     12/31/98
                                      1,000  (10)     3/17/99
                                       (800) (5)      3/31/99
                                        486  (1)      3/31/99
                                     96,477  (6)      5/12/99
                                      6,712  (7)      6/30/99
                                     11,442  (8)      6/30/99
                                        486  (1)      6/30/99

                                NUMBER OF SHARES
                                PURCHASED (SOLD)       DATE
                                ----------------       ----

Talton K. Anderson                       41  (11)     7/01/97
                                         38  (11)     8/01/97
                                         35  (11)     9/01/97
                                         33  (11)    10/01/97
                                         30  (11)    11/01/97
                                         32  (11)    12/16/97
                                         28  (11)     1/01/98
                                         31  (11)     2/01/98
                                         28  (11)     3/01/98
                                         27  (11)     4/01/98
                                         28  (11)     5/01/98
                                      5,000  (6)      5/13/98
                                         30  (11)     6/01/98
                                         32  (11)     7/01/98
                                         35  (11)     8/01/98
                                         46  (11)     9/01/98
                                         42  (11)    10/01/98
                                         44  (11)   11/01/98
                                         44  (11)   12/01/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

Michael P. Glinsky                       30  (11)   11/01/97
                                         57         11/06/97
                                         32  (11)   12/16/97
                                         28  (11)    1/01/98
                                         31  (11)    2/01/98
                                         28  (11)    3/01/98
                                         27  (11)    4/01/98
                                         28  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         30  (11)    6/01/98
                                         32  (11)    7/01/98
                                         35  (11)    8/01/98
                                        600          8/21/98
                                         46  (11)    9/01/98
                                         42  (11)   10/01/98
                                         44  (11)   11/01/98
                                         44  (11)   12/01/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

                                NUMBER OF SHARES
                                PURCHASED (SOLD)       DATE
                                ----------------       ----

Robert F. Krohn                          41  (11)    7/01/97
                                         38  (11)    8/01/97
                                         35  (11)    9/01/97
                                         33  (11)   10/01/97
                                         30  (11)   11/01/97
                                    (13,767)        11/05/97
                                         32  (11)   12/16/97
                                         28  (11)    1/01/98
                                         31  (11)    2/01/98
                                         28  (11)    3/01/98
                                         27  (11)    4/01/98
                                         28  (11)    5/01/98
                                    (12,375)         5/11/98
                                      5,000  (6)     5/13/98
                                         30  (11)    6/01/98
                                         32  (11)    7/01/98
                                         35  (11)    8/01/98
                                         46  (11)    9/01/98
                                         42  (11)   10/01/98
                                         44  (11)   11/01/98
                                         44  (11)   12/01/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

Carl G. Mammel                           41  (11)    7/01/97
                                         38  (11)    8/01/97
                                         35  (11)    9/01/97
                                         33  (11)   10/01/97
                                         30  (11)   11/01/97
                                         32  (11)   12/16/97
                                         28  (11)    1/01/98
                                         31  (11)    2/01/98
                                         28  (11)    3/01/98
                                         27  (11)    4/01/98
                                         28  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         30  (11)    6/01/98
                                         32  (11)    7/01/98
                                         35  (11)    8/01/98
                                         46  (11)    9/01/98
                                         42  (11)   10/01/98
                                         44  (11)   11/01/98
                                     10,000         11/17/98
                                         44  (11)   12/01/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

                                NUMBER OF SHARES
                                PURCHASED (SOLD)       DATE
                                ----------------       ----

Sharon G. Marvin                         30  (11)    7/01/97
                                         29  (11)    8/01/97
                                         26  (11)    9/01/97
                                         24  (11)   10/01/97
                                      3,375  (2)    10/02/97
                                         24  (11)   11/01/97
                                       (150) (5)    12/05/97
                                         23  (11)   12/16/97
                                         21  (11)    1/01/98
                                         23  (11)    2/01/98
                                         21  (11)    3/01/98
                                         21  (11)    4/01/98
                                         21  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         22  (11)    6/01/98
                                         24  (11)    7/01/98
                                         27  (11)    8/01/98
                                         34  (11)    9/01/98
                                         32  (11)   10/01/98
                                         33  (11)   11/01/98
                                         32  (11)   12/01/98
                                         33  (11)    1/01/99
                                         33  (11)    2/01/99
                                         34  (11)    3/01/99
                                         32  (11)    4/01/99
                                         31  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         33  (11)    6/01/99

Robert S. Milligan                       41  (11)    7/01/97
                                         38  (11)    8/01/97
                                         36  (11)    9/01/97
                                      6,750  (2)     9/10/97
                                         32  (11)   10/01/97
                                         32  (11)   11/01/97
                                         31  (11)   12/16/97
                                         28  (11)    1/01/98
                                         31  (11)    2/01/98
                                         28  (11)    3/01/98
                                         27  (11)    4/01/98
                                         28  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         30  (11)    6/01/98
                                         32  (11)    7/01/98
                                         35  (11)    8/01/98
                                         46  (11)    9/01/98
                                         42  (11)   10/01/98
                                         44  (11)   11/01/98
                                         44  (11)   12/01/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

James P. O'Donnell                       41  (11)    7/01/97
                                         38  (11)    8/01/97
                                         36  (11)    9/01/97
                                         32  (11)   10/01/97
                                         32  (11)   11/01/97
                                         31  (11)   12/16/97
                                         28  (11)    1/01/98
                                         31  (11)    2/01/98
                                         28  (11)    3/01/98
                                         27  (11)    4/01/98
                                         28  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         30  (11)    6/01/98
                                         32  (11)    7/01/98
                                         35  (11)    8/01/98

                                NUMBER OF SHARES
                                PURCHASED (SOLD)       DATE
                                ----------------       ----

                                         46  (11)    9/01/98
                                         42  (11)   10/01/98
                                         45  (11)   11/01/98
                                         43  (11)   12/01/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

Michael T. O'Neil                        30  (11)    7/01/97
                                         29  (11)    8/01/97
                                         26  (11)    9/01/97
                                         24  (11)   10/01/97
                                         24  (11)   11/01/97
                                         23  (11)   12/16/97
                                         21  (11)    1/01/98
                                         23  (11)    2/01/98
                                         21  (11)    3/01/98
                                         21  (11)    4/01/98
                                         21  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         22  (11)    6/01/98
                                         24  (11)    7/01/98
                                         27  (11)    8/01/98
                                         34  (11)    9/01/98
                                         32  (11)   10/01/98
                                         33  (11)   11/01/98
                                         32  (11)   12/01/98
                                         33  (11)    1/01/99
                                         33  (11)    2/01/99
                                         34  (11)    3/01/99
                                         32  (11)    4/01/99
                                         31  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         33  (11)    6/01/99

Robert D. Taylor                         41  (11)    7/01/97
                                         38  (11)    8/01/97
                                         36  (11)    9/01/97
                                         32  (11)   10/01/97
                                         32  (11)   11/01/97
                                         31  (11)   12/16/97
                                         28  (11)    1/01/98
                                       (750) (5)     1/27/98
                                         31  (11)    2/01/98
                                      4,693  (12)    2/27/98
                                         28  (11)    3/01/98
                                         28  (11)    4/01/98
                                         27  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         30  (11)    6/01/98
                                         32  (11)    7/01/98
                                         36  (11)    8/01/98
                                      3,513  (13)    8/14/98
                                     (2,289) (14)    8/31/98
                                         45  (11)    9/01/98
                                         43  (11)   10/01/98
                                         44  (11)   11/01/98
                                      1,800         11/12/98
                                         43  (11)   12/01/98
                                       (954) (5)    12/22/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

                                NUMBER OF SHARES
                                PURCHASED (SOLD)       DATE
                                ----------------       ----
Aldo J. Tesi                             41  (11)    7/01/97
                                         38  (11)    8/01/97
                                         36  (11)    9/01/97
                                         32  (11)   10/01/97
                                         32  (11)   11/01/97
                                         31  (11)   12/16/97
                                         28  (11)    1/01/98
                                         31  (11)    2/01/98
                                         28  (11)    3/01/98
                                         28  (11)    4/01/98
                                         27  (11)    5/01/98
                                      5,000  (6)     5/13/98
                                         30  (11)    6/01/98
                                         32  (11)    7/01/98
                                         36  (11)    8/01/98
                                         45  (11)    9/01/98
                                         43  (11)   10/01/98
                                         44  (11)   11/01/98
                                         43  (11)   12/01/98
                                         43  (11)    1/01/99
                                         44  (11)    2/01/99
                                         46  (11)    3/01/99
                                         43  (11)    4/01/99
                                         41  (11)    5/01/99
                                      1,500          5/07/99
                                        500          5/11/99
                                      5,000  (6)     5/12/99
                                         44  (11)    6/01/99

James A. Laphen                          12  (1)     9/30/97
                                     38,700  (2)    12/04/97
                                     (3,066) (3)    12/04/97
                                    (11,335) (4)    12/04/97
                                         12  (1)    12/31/97
                                        101  (1)     3/31/98
                                     55,000  (6)     5/13/98
                                      5,210  (7)     6/30/98
                                      7,431  (8)     6/30/98
                                     (2,560) (9)     6/30/98
                                         41  (1)     9/30/98
                                         19  (1)    12/31/98
                                         22  (1)     3/31/99
                                        183  (1)     6/30/99
                                     72,358  (6)     6/30/99
                                      4,921  (7)     6/30/99
                                      7,490  (8)     6/30/99
                                     (2,333) (9)     6/30/99

Gary L. Matter                       22,648  (2)    12/05/97
                                     (9,638) (3)    12/05/97
                                     (4,669) (4)    12/05/97
                                       (200) (5)     4/15/98
                                     25,800  (6)     5/13/98
                                      2,455  (7)     6/30/98
                                      3,836  (8)     6/30/98
                                       (986) (9)     6/30/98
                                       (100) (5)    12/17/98
                                     13,500  (6)     5/12/99
                                      2,007  (7)     6/30/99
                                      3,701  (8)     6/30/99
                                     (1,152) (9)     6/30/99

Joy J. Narzisi                       19,871  (2)    12/05/97
                                     (5,345) (3)    12/05/97
                                     (5,107) (4)    12/05/97
                                     20,100  (6)     5/13/98
                                      2,036  (7)     6/30/98
                                      2,681  (8)     6/30/98
                                       (924) (9)     6/30/98
                                     11,500  (6)     5/12/99
                                      3,300  (2)     6/14/99
                                      1,720  (7)     6/30/99
                                      2,652  (8)     6/30/99
                                       (913) (9)     6/30/99

                                NUMBER OF SHARES
                                PURCHASED (SOLD)       DATE
                                ----------------       ----

Russell G. Olson                    122,970  (15)    2/13/98
                                      6,000  (6)     5/13/98
                                      1,406  (7)     6/30/98
                                        499  (1)     3/31/99
                                     13,500  (6)     5/12/99
                                        389  (1)     6/30/99
                                      2,411  (7)     6/30/99
                                        281  (8)     6/30/99
                                        (96) (9)     6/30/99

Larry R. Goddard                     44,625  (12)    2/27/98
                                      3,375  (16)    3/31/99
                                      5,000  (6)     5/12/99

__________
(1)   Purchase of shares through 401(k) Plan.
(2)   Acquisition of shares upon exercise of stock options.
(3) Surrender of shares in connection with exercise of stock options.
(4) Surrender of shares for withholding tax obligations in connection with exercise of stock options.
(5)   Charitable gift of shares.
(6)   Acquisition of shares through grant of stock options.
(7)   Acquisition of shares through grant of restricted stock.
(8)   Acquisition of shares upon vesting of restricted stock.
(9) Surrender of shares for withholding tax obligations in connection with vesting of restricted stock.
(10)  Acquisition of shares by gift.
(11) Receipt of shares as payment for portion of directors' fees.
(12) Acquisition of shares through conversion of Mid Continent Bancshares, Inc. to Commercial Federal Corporation.
(13) Acquisition of shares through conversion of First Colorado Bancorp, Inc. to Commercial Federal Corporation.
(14)  Disclaim beneficial ownership.
(15) Acquisition of shares through conversion of Liberty Financial Corporation to Commercial Federal Corporation.
(16) Acquisition of shares through termination of Mid Continent Employee Stock Ownership Plan.


       Other than as disclosed in this Schedule or in the Proxy Statement, none of the Corporation, any of its directors or executive officers named in this Schedule owns any securities of the Corporation or any subsidiary thereof, beneficially or of record, has purchased or sold any of such securities within the last two years, or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Schedule or in the Proxy Statement, to the knowledge of the Corporation and its directors and executive officers named in this Schedule, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be voted upon at the Meeting.

       Other than as disclosed in this Schedule or in the Proxy Statement, to the knowledge of the Corporation, none of the Corporation, its directors or executive officers named in this
Schedule is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any class of securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

       Other than as set forth in this Schedule or in the Proxy Statement, to the knowledge of the Corporation, none of the Corporation, its directors or executive officers named in this Schedule, or any of their associates, has had or will have a direct or indirect material interest in any transaction or series of transactions since the beginning of the Corporation's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

       Other than as set forth in this Schedule or in the Proxy Statement, to the knowledge of the Corporation, none of the Corporation, its directors or executive officers named in this Schedule, or any of their associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Corporation or its affiliates or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party.

                   I M P O R T A N T



       Your vote is important. Regardless of the number of shares of Commercial Federal Corporation Common Stock you own, please vote as recommended by your Board of Directors by taking these two simple steps:

       1. PLEASE SIGN, DATE AND PROMPTLY MAIL the enclosed
          [Blue] proxy card in the postage-paid
          envelope provided.

       2. DO NOT RETURN ANY [WHITE] PROXY CARD sent to you by
          Franklin, not even as a vote of protest.

          IF YOU VOTED THE [WHITE] PROXY CARD BEFORE RECEIVING YOUR COMMERCIAL FEDERAL [BLUE] PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE SIMPLY BY SIGNING, DATING AND MAILING THE ENCLOSED [BLUE] PROXY CARD. THIS WILL CANCEL YOUR EARLIER VOTE. REMEMBER, ONLY YOUR LATEST DATED PROXY CARD WILL COUNT AT THE ANNUAL MEETING.

            INSTRUCTIONS FOR "STREET" NAME SHAREHOLDERS

          If you own your shares in the name of a brokerage firm (or other nominee), only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please call your broker and instruct him/her to execute a [Blue] proxy card on your behalf. You should also promptly sign, date and mail your [Blue] card when you receive it from your broker. Please do so for each separate account you maintain.


          You should return your [Blue] proxy card at once to ensure that your vote is counted.

          IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN
          VOTING YOUR SHARES, PLEASE CALL D.F. KING & CO.,
          INC., WHICH IS ASSISTING US, TOLL-FREE AT (___)
          ____-____.

                 [FORM OF PROXY CARD]

            COMMERCIAL FEDERAL CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
   NOVEMBER 16, 1999 ANNUAL MEETING OF STOCKHOLDERS

       The undersigned hereby appoints _______________, _______________ and _______________, and each of them, with full power of substitution, as attorneys in fact, agents and proxies for the undersigned to vote all of the shares of Common Stock, par value $.01 per share, of COMMERCIAL FEDERAL CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn Central Convention Centre, 3321 South 72nd Street, "Holiday C" Meeting Room, Omaha, Nebraska on Tuesday, November 16, 1999 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting") as indicated below and as directed by the Board of Directors, with respect to such other matters as may properly come before the Meeting.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY "FOR" PROPOSAL I. IF OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. There is cumulative voting in the election of directors and, unless otherwise indicated by the stockholder, a vote for the nominees listed in Proposal I will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or more of such nominees, as the proxies may determine.

       THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH
RESPECT TO THE MATTERS COVERED BY THIS PROXY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I

I.   The election as directors of all nominees listed below
     (except as marked to the contrary):

          For terms to expire in 2002 -

          Robert F. Krohn
          Robert S. Milligan
          Michael P. Glinsky
          Sharon G. Marvin

          [  ]  FOR  [  ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

          INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY
          INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND
          WRITE THE NAME(S) OF THE NOMINEE(S) FOR
          WHICH YOU DO NOT WISH TO VOTE ON THE LINE
          BELOW.       ---

          _____________________________________



                          Please sign exactly as your
                          name appears on this card.
                          Joint owners should each sign
                          personally.  Corporation
                          proxies should be signed in
                          corporate name by an
                          authorized officer.
                          Executors, administrators,
                          trustees or guardians should
                          give their title when signing.

                          Date:  ___________________________

                          Signature(s):  ___________________

                                         ___________________

 Please Sign, Date and Mail your Proxy Promptly in the
            Enclosed Postage-Paid Envelope.